                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gene R. Artemenko, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                              /s/ Gene R. Artemenko
                                           ----------------------------
                                                  Gene R. Artemenko

                                 POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, James C. Barr, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                              /s/ James C. Barr
                                           ------------------------
                                                  James C. Barr

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Edgar F. Callahan, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                    /s/ Edgar F. Callahan
                                               ---------------------------------
                                                        Edgar F. Callahan

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert M. Coen, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                       /s/ Robert M. Coen
                                               ---------------------------------
                                                           Robert M. Coen

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John T. Collins, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                     /s/ John T. Collins
                                               ---------------------------------
                                                         John T. Collins

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Thomas S. Condit, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                       /s/ Thomas S. Condit
                                               ---------------------------------
                                                           Thomas S. Condit

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Douglas Grip, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: September 28, 1998



                                                       /s/ Douglas Grip
                                               ---------------------------------
                                                           Douglas Grip

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENT, that the undersigned, Rudolf J. Hanley, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                      /s/ Rudolf J. Hanley
                                               ---------------------------------
                                                          Rudolf J. Hanley

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Betty G. Hobbs, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                      /s/ Betty G. Hobbs
                                               ---------------------------------
                                                          Betty G. Hobbs

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                   /s/ Wendell A. Sebastian
                                               ---------------------------------
                                                       Wendell A. Sebastian

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Elizabeth Anderson, hereby constitutes and appoints Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John
W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                    /s/ Elizabeth Anderson
                                               ---------------------------------
                                                        Elizabeth Anderson

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Jesse Cole, hereby constitutes and appoints Elizabeth Anderson, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: September 28, 1998



                                                      /s/ Jesse Cole
                                               ---------------------------------
                                                          Jesse Cole

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Deborah A. Farrell, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John
W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                    /s/ Deborah A. Farrell
                                               ---------------------------------
                                                        Deborah A. Farrell

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Charles Filson, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John
W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                       /s/ Charles Filson
                                               ---------------------------------
                                                           Charles Filson

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, James Fitzpatrick, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                     /s/ James Fitzpatrick
                                               ---------------------------------
                                                         James Fitzpatrick

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Philip Giuca, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: September 28, 1998



                                                       /s/ Philip Giuca
                                               ---------------------------------
                                                           Philip Giuca

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Steven E. Hartstein, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Gordon Linke, Anne Marcel, John
W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                    /s/ Steven E. Hartstein
                                               ---------------------------------
                                                        Steven E. Hartstein

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gordon Linke, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: September 28, 1998



                                                       /s/ Gordon Linke
                                               ---------------------------------
                                                           Gordon Linke

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Anne Marcel, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated: September 28, 1998



                                                       /s/ Anne Marcel
                                               ---------------------------------
                                                           Anne Marcel

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John W. Mosior, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard
B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                      /s/ John W. Mosior
                                               ---------------------------------
                                                          John W. Mosior

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Nancy L. Mucker, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, John Perlowski, Michael J. Richman, Howard
B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                      /s/ Nancy L. Mucker
                                               ---------------------------------
                                                          Nancy L. Mucker

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John Perlowski, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, Michael J. Richman, Howard
B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                      /s/ John Perlowski
                                               ---------------------------------
                                                          John Perlowski

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Michael J. Richman, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Howard B. Surloff and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                     /s/ Michael J. Richman
                                               ---------------------------------
                                                         Michael J. Richman

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Howard B. Surloff, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                     /s/ Howard B. Surloff
                                               ---------------------------------
                                                         Howard B. Surloff

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Kaysie Uniacke, hereby constitutes and appoints Elizabeth Anderson, Jesse Cole, Deborah Farrell, Charles Filson, James Fitzpatrick, Philip Giuca, Steven E. Hartstein, Gordon Linke, Anne Marcel, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 28, 1998



                                                       /s/ Kaysie Uniacke
                                               ---------------------------------
                                                           Kaysie Uniacke